INTER-CREDITOR AGREEMENT

This INTER-CREDITOR AGREEMENT (the “Agreement”) is made as of February 2, 2012 by and among ICICI BANK LIMITED, NEW YORK BRANCH, having its offices at 500 Fifth Avenue, 28th Floor, New York, New York 10110 ("ICICI"), State Bank of India, New York branch, having its offices at 460 Park Avenue, New York, NY 10022 (“SBI”) Jubilant Cadista PharmaceuticalS Inc., a Delaware corporation having its principal offices at 207 Kiley Drive, Salisbury, Maryland 21801 (the “Borrower”), and CADISTA HOLDINGS INC. a Delaware corporation having its principal offices at 207 Kiley Drive, Salisbury, Maryland, 21801 (“Guarantor”)

WITNESSETH:

WHEREAS, the Borrower has issued in favor of SBI a demand promissory note in the principal amount of $6,500,000.00 with interest as stated therein, and dated as of the 24th day of February, 2010 (as amended and in effect, the “SBI Note”) pursuant to a certain Credit Modification Agreement of same date between Borrower and SBI, which continued, modified, and/or enhanced certain original credit facilities granted to Borrower by SBI pursuant to written documentation, including a written Credit Agreement dated September 22, 2006, (as amended by Amendment to Credit Modification Agreement dated October 28, 2011,and in effect, the “SBI Credit Agreement”);

WHEREAS, as partial collateral security for the SBI Note and said credit facilities extended under the SBI Credit Agreement in the maximum principal amount of $6,500,000, the Borrower has executed and delivered in favor of SBI, that certain Security Agreement dated as of the 24th day of February, 2010 (as amended and in effect, the “SBI Security Agreement”), granting to SBI a present and continuing, first general security interest in the collateral described therein (the “SBI Collateral”) which is perfected by filing of a UCC-1 financing statement with the State of Delaware bearing filing numbers 63448453 and 63448222, each being duly continued by filing of UCC-3 Continuation Statements, and presently in full force and effect, and

WHEREAS, the Borrower has issued in favor of ICICI a Promissory Note dated as of the date hereof in the principal amount of $8,500,000 (as amended and in effect, the “ICICI Note” and together with the SBI Note, the “Notes”), pursuant to a certain Credit Facility Agreement dated as of the date hereof between the Borrower and ICICI (as amended and in effect, the “ICICI Facility Agreement”);

WHEREAS, as security for the ICICI Note and loans and credit facilities extended under the ICICI Facility Agreement in the maximum principal amount of $8,500,000, the Borrower has executed and delivered in favor of ICICI that certain Security Agreement dated as of the date hereof (as amended and in effect, the “ICICI Security Agreement” and, together with the SBI Security Agreement, the “Security Agreements”), granting to ICICI a continuing lien on and security interest in all of the Borrower’s right, title and interest in and to all of its personal property and assets (both tangible and intangible) as more particularly described therein (the “ICICI Collateral” and, together with the SBI Collateral, the “Collateral”);

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WHEREAS, a condition precedent to ICICI’s extending credit facilities to Borrower pursuant to the ICICI Facility Agreement, the Borrower has agreed to execute and deliver and cause SBI to execute and deliver to ICICI this Agreement; and

WHEREAS, SBI and ICICI have agreed to enter into this Agreement to establish, among other things, certain arrangements so that the credit facility extended pursuant to the SBI Facility Agreement and ICICI Facility Agreement to the Borrower and their respective Notes will be secured by the Collateral on a pari passu basis as provided herein by the SBI Security Agreement and the other instruments, documents and agreements executed in connection with or evidencing or securing the SBI Facility Agreement and SBI Note (collectively, the “SBI Instruments”) and the ICICI Security Agreement and the other instruments, documents and agreements executed in connection with or evidencing or securing the ICICI Facility Agreement and ICICI Note (collectively, the “ICICI Instruments” and, together with the SBI Security Instruments, the “Instruments”), and all sums realized from the possession, sale or other disposition of the Collateral resulting from the exercise of their respective rights under the SBI Instruments and ICICI Instruments will rank pari passu and be shared by SBI and ICICI in proportion to the amounts of loans and credit facilities made available by SBI and ICICI, respectively to Borrower, as evidenced by the SBI Note and ICICI Note; and

WHEREAS the said SBI Credit Facility is guarantied in full by Cadista Holdings Inc. a Delaware corporation with its principal place of business at 207 Kiley Road, Salisbury, MD 21801, and

WHEREAS said Guarantor hereby consents to the Agreement, and specifically acknowledges, confirms, and reaffirms all of its obligations to SBI under the said Credit Agreement, and nothing contained herein shall in any way, directly or indirectly, release, discharge, or otherwise affect said Guarantor’s said obligations, in whole or in part, all of which remain in full force and effect.

NOW THEREFORE, in consideration of the above recitals, the mutual covenants and agreements herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows.

1.           Acknowledgment of Documents.

(a)          ICICI hereby acknowledges the execution, delivery and performance by the Borrower of the SBI Note, the SBI Credit Agreement as modified, amended and presently in full force and effect, the SBI Security Agreement and the other SBI Instruments (collectively, the “SBI Documents”).

(b)          SBI hereby acknowledges and consents to the execution, delivery and performance by the Borrower of the ICICI Note, the ICICI Facility Agreement, the ICICI Security Agreement and the other ICICI Instruments (collectively, the “ICICI Documents”).

2.           Priority of Liens and Security Interests. Notwithstanding the date, manner or order of perfection of the security interests and liens granted in the Collateral by Borrower to SBI and ICICI, and notwithstanding any provisions of the Uniform Commercial Code, or any applicable law or decision, or the SBI Documents or the ICICI Documents, or whether either of SBI or ICICI holds possession of all or any part of the Collateral, as between SBI and ICICI:

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(a)          The liens and security interests granted under the Security Agreements and SBI Facility Agreement and ICICI Facility Agreement shall constitute first priority liens and security interests in and to the Collateral on a pari passu basis.

(b)          Each of SBI and ICICI agrees to execute and deliver and to file or record or cause to be filed or recorded such further documentation (including without limitation UCC financing statements or amendments) as may be necessary to publish notice of the contents of this Agreement in order to cause the record lien priority as between SBI and ICICI in any item of Collateral to reflect the lien priorities set forth in this Section 2, including to the extent necessary to the UCC-1 financing statements referred to in the second recital clause of this Agreement.

3.           Acknowledgment of ICICI Loan. SBI hereby acknowledges and consents to the Borrower entering into the ICICI Documents and the consummation by the Borrower of the transactions contemplated in the ICICI Documents, including the issuance by the Borrower of the ICICI Note.

4.           Administration of Borrower’s Obligations.

(a)          SBI shall retain full responsibility for the administration and enforcement of the terms, covenants and conditions of the SBI Documents to the full extent contemplated by the SBI Documents. Without limiting the foregoing, SBI shall have full right, in its sole and absolute discretion, to make all determinations as to whether any event of default under the SBI Note exists, whether to give any notice of any default under any SBI Document, whether to accelerate or make demand for payment of all or any portion of the SBI Note or any other amount payable under any SBI Document, whether to give or withhold any consents, waivers or approvals under any of the SBI Documents, and whether to take or cause to be taken judicial and non-judicial enforcement actions with respect to the SBI Documents, including without limitation seeking foreclosure, the appointment of a receiver, and any and all other available remedies, including any and all remedies against the said guarantor. ICICI shall retain full responsibility for the administration and enforcement of the terms, covenants and conditions of the ICICI Documents to the full extent contemplated by the ICICI Documents. Without limiting the foregoing, ICICI shall have full right, in its sole and absolute discretion, to make all determinations as to whether any event of default under the ICICI Note exists, whether to give any notice of any default under any ICICI Document, whether to accelerate or make demand for payment of all or any portion of the ICICI Note or any other amount payable under any ICICI Document, whether to give or withhold any consents, waivers or approvals under any of the ICICI Documents and whether to take or cause to be taken judicial and non-judicial enforcement actions with respect to the ICICI Documents, including without limitation, seeking foreclosure, the appointment of a receiver, and any and all other available remedies. No alleged delay, inaction, failure to assert remedies, waiver, and so forth, by either party, shall in any way, make SBI and ICICI liable to each other, in whole or in part.

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(b)          SBI shall not have any rights with respect to the administration and enforcement of the ICICI Documents, or any of them. ICICI shall not have any rights with respect to the administration and enforcement of the SBI Documents or any of them.

(c)          SBI shall provide to ICICI prompt written notice of the occurrence of any event of default under the SBI Note, SBI Credit Agreement or other SBI Documents after obtaining actual knowledge of any such event of default. ICICI shall provide to SBI prompt written notice of the occurrence of any event of default under the ICICI Note, ICICI Facility Agreement or other ICICI Documents after obtaining actual knowledge of any such event of default. SBI and ICICI agree that neither of them shall be liable to the other for failure to provide the notice required in this Section 4(c), unless such failure to provide notice shall constitute gross negligence or willful misconduct.

(d)          In the event that either SBI or ICICI makes a determination to declare an event of default under SBI Note, SBI Credit Agreement or other SBI Documents or ICICI Note, ICICI Facility Agreement or other ICICI Documents, respectively, SBI and ICICI shall take such action and shall execute and deliver such documentation as may be reasonably requested by either of them in order to preserve and realize the full benefits of the Collateral as per the terms of this Agreement.

(e)          After the occurrence of any event of default under any SBI Documents or ICICI Documents, SBI and ICICI shall endeavor to cooperate in connection with the exercise or enforcement of, or the waiver of, any and all rights, powers and remedies with respect to the Collateral arising under any of the SBI Documents or ICICI Documents in respect of any such event of default. In the event that SBI determines to take action to enforce any rights or remedies with respect to the Collateral under the SBI Documents in respect of such event of default, SBI shall deliver written notice of such circumstances to ICICI immediately and any and all funds received by SBI in connection with such action shall be distributed pursuant to the provisions of Section 5. In the event that ICICI determines to take action to enforce any rights or remedies under the ICICI Documents in respect of such event of default, ICICI shall deliver written notice of such circumstances to SBI immediately and any and all funds received by ICICI in connection with such action with respect to the Collateral shall be distributed pursuant to the provisions of Section 5.

5.           Application of Certain Payments and Proceeds. Notwithstanding any contrary provision contained in the SBI Documents or the ICICI Documents, after the occurrence and throughout the continuance of any event of default under any SBI Documents or ICICI Documents, all proceeds from the sale, lease, disposition, liquidation or realization of any Collateral shall be disbursed promptly to SBI and ICICI pro rata on a pari passu basis in accordance with the amount of loans and credit facilities presently made available by SBI and ICICI, respectively, to the Borrower as evidenced by their respective Notes until all outstanding obligations under the SBI Documents and ICICI Documents are fully satisfied. In addition, SBI or ICICI, as the case may be, shall be entitled to its costs, disbursements, and reasonable attorneys’ fees incurred in their respective collection.

6.           Agreement Controlling. To the extent there is a conflict or inconsistency between the terms of this Agreement and the SBI Documents, the ICICI Documents or any amendment or modification of any thereof, this Agreement shall control as between SBI, ICICI and the Borrower.

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7.           Representations and Warranties Regarding Events of Default. SBI represents and warrants to ICICI that, to the best of its knowledge, no event of default exists under the SBI Documents, and no such event has occurred that with the passage of time or notice or both would constitute such an event of default. ICICI represents and warrants to SBI that, to the best of its knowledge, no event of default exists under the ICICI Documents, and no such event has occurred that with the passage of time or notice or both would constitute such an event of default.

Borrower hereby represents and warrants that no event of default exists under the SBI Documents and/or the ICICI Documents, and no such event has occurred that with the passage of time or notice or both would constitute such an event of default.

8.           Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be (a) mailed by first-class, registered or certified mail, postage prepaid, (b) delivered either by hand or by messenger or (c) sent via facsimile, computer mail or other electronic means followed by a copy mailed by first class mail, postage prepaid, addressed:

If to SBI:	460 Park Avenue
New York, NY 10022
Attention: Mr. Gopal Chakrapani, Vice President & Head (Credit)

If to ICICI:	ICICI Bank Limited, New York Branch
500 Fifth Avenue, 28th Floor
New York, New York 10110
Attention: Ashish Bafna, Assistant General Manager

If to Borrower and Guarantor:	207 Kiley Drive
Salisbury, Maryland, 21801
Attention: Kamal Mandan, Secreatry/Treasurer, and CFO respectively

Any such addressee may change its address for such notices to such other address as such addressee shall have specified by written notice given as set forth above. Any notice or other communications so addressed and mailed, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

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9.          Severability. In the event any covenant, condition or other provision of this Agreement is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, then such covenant, condition or other provision shall be automatically terminated and performance thereof waived, and such invalidity or unenforceability shall in no way affect any of the other covenants, conditions or provisions hereof, and the parties hereto shall negotiate in good faith to agree to such amendments, modifications or supplements of or to this Agreement or such other appropriate actions as, to the maximum extent practicable, shall implement and give effect to the intentions of the parties as reflected herein.

10.         Successors and Assigns. This Agreement shall be binding upon the parties hereto, their respective successors and assigns and any subsequent holders or beneficiaries of the Notes.

11.         Entire Agreement. This Agreement constitutes the complete and exclusive statement of the agreement among the parties hereto. It supersedes all prior or contemporaneous written and oral statements, including any prior or contemporaneous representation, statement, condition or warranty. Except as expressly provided otherwise herein, this Agreement may not be amended without the prior written consent of each of the parties hereto. No oral communications, oral promises, if any, alleged course of conduct or practice, etc. shall have any effect herein whatsoever.

12.         Choice of Law; Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to any choice of law provisions that would require the application of laws of any other state. Any action, suit or proceeding relating to or arising from this Agreement shall be brought only in the state or federal courts located in New York County, State of New York, any alleged defense of lack of jurisdiction, improper venue, or forum nonconveniens being hereby waived. Further, the parties hereto, with full knowledge of the consequences, hereby waive to the fullest extent permitted under law, their right to trial by jury of any disputes arising herein.

13.         Counterparts and Miscellaneous. This Agreement may be executed in counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement (notwithstanding that all of the parties are not signatories to the original or the same counterpart, or that signature pages from different counterparts are combined), and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart, and the signature of any party to any counterpart shall be deemed to be a signature to and may be appended to any other counterpart. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof and thereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or other electronic signature is to be re-executed in original form by the parties which executed the facsimile or other electronic signature. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Agreement. By executing this Agreement below, the Borrower hereby consents to the foregoing and agrees that it will comply with the terms of this Agreement and will make no payments in contravention thereof.

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15.    Capacity:    The individuals signing below hereby certify, represent, and warrant that they have full legal capacity to enter into this Agreement for the respective parties, that they have each been duly authorized by the respective parties to enter into this Agreement, and that their signatures represent the act and deed of the respective parties.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

STATE BANK OF INDIA, NEW YORK BRANCH

By:	/s/Lakshmi Srinivas
Name: Lakshmi Srinivas
Title: Vice President (Credit)

ICICI BANK LIMITED, NEW YORK BRANCH

By:	/s/ Ashish Bafna
Name: Ashish Bafna
Title: Assistant General Manager

JUBILANT CADISTA PHARMACEUTICALS INC.

By:	/s/ Kamal Mandan
Name: Kamal Mandan
Title: Secretary and Treasurer

CADISTA HOLDINGS INC.

By:	/s/ Kamal Mandan
Name: Kamal Mandan
Title: Chief Financial Officer

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STATE OF NEW YORK	)
COUNTY OF NEW YORK	) ss

On the 2nd day of February, 2012, before me personally came LAKSHMI SRINIVAS, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/

Notary Public

STATE OF NEW YORK	)
COUNTY OF NEW YORK	) ss

On the 2nd day of February, 2012, before me personally came ASHISH BAFNA personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/

Notary Public

STATE OF MARYLAND	)
COUNTY OF WICOMICO	) ss

On the 2nd day of February, 2012, before me personally came KAMAL MANDAN, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/

Notary Public

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STATE OF MARYLAND	)
COUNTY OF WICOMICO	) ss

On the 2nd day of February, 2012, before me personally came KAMAL MANDAN, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/

Notary Public

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